UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 24, 2024

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On July 25, 2024, Arthur J. Gallagher & Co. (the Company) issued a press release setting forth the Company’s financial results for the quarter ended June 30, 2024 (the Earnings Release). A copy of the Earnings Release is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2024, the Board of Directors (the Board) of the Company increased the number of directors on the Board from nine to ten in accordance with Section 3.1 of the Company’s Amended and Restated By-Laws. The Board appointed Richard Harries to fill the resulting vacancy and to serve as a director until he stands for election at the 2025 Annual Meeting of Stockholders, effective immediately. Concurrently with his appointment to the Board, Mr. Harries was appointed to serve on the Audit and Risk and Compliance Committees of the Board.

Mr. Harries will participate in the Company’s standard compensation program for non-employee directors, as described in the proxy statement for its 2024 Annual Meeting of Stockholders in the section entitled “Director Compensation”. The Company will also enter into its standard form of indemnification agreement with Mr. Harries.

There are no transactions in which Mr. Harries has an interest that require disclosure under Item 404(a) of Regulation S-K. In addition, there is no arrangement or understanding between Mr. Harries and any other person pursuant to which he was selected to serve as a director.

Item 7.01.	Regulation FD Disclosure

In connection with the filing of the Earnings Release, the Company made materials entitled “Supplemental Quarterly Data” and “CFO Commentary” available through the investor relations page of its website. The CFO Commentary includes certain estimates relating to 2024 and other future results.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release, dated July 25, 2024, issued by Arthur J. Gallagher & Co.

99.2	Press release regarding the appointment of Mr. Harries, dated July 24, 2024, issued by Arthur J. Gallagher & Co.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: July 25, 2024	By:	/s/ Douglas K. Howell
Douglas K. Howell Vice President and Chief Financial Officer